VOYAGEUR MUTUAL FUNDS III

Delaware Select Growth Fund
(the "Fund")

Supplement to the Fund's Prospectuses
dated August 28, 2006

Effective July 16, 2007, Christopher M. Ericksen will join Jeffrey S. Van Harte, Christopher J. Bonavico, Kenneth F. Broad, Patrick G. Fortier, Gregory M. Heywood, and Daniel J. Prislin as a portfolio manager on the team that has portfolio management responsibilities for Delaware Select Growth Fund.

The following paragraph replaces the first paragraph in the section "Who manages the Fund - Portfolio managers".

Jeffrey S. Van Harte, Christopher J. Bonavico, Kenneth F. Broad, Patrick G. Fortier, Gregory M. Heywood, Daniel J. Prislin, and Christopher M. Ericksen comprise the portfolio management team that makes day-to-day investment decisions for the Delaware Select Growth Fund. Each member of the portfolio management team serves as a generalist and has a significant role in making investment recommendations. The Fund is divided into segments with each portfolio manager having investment discretion with respect to his assigned segment. No individual member of the portfolio management team has primary responsibility for managing the Fund. Messrs. Van Harte, Bonavico, Broad, Fortier, Heywood, and Prislin assumed responsibility for the Fund in May 2005. Mr. Ericksen assumed responsibility for the Fund in July 2007.

The following paragraph supplements the section "Who manages the Fund - Portfolio managers".

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, Equity Analyst
Mr. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm's Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap product. He was most recently a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Mr. Ericksen received his bachelor's degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Please keep this Supplement for future reference.

This Supplement is dated July 16, 2007.